UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2025

TNF Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36268	22-2983783
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

TNF Pharmaceuticals, Inc. 1185 Avenue of the Americas, Suite 249 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 848-8698

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TNFA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously reported in a Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 2, 2025 (the “September 2025 Form 8-K”), on September 2, 2025, TNF Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (“Series H Purchase Agreement”) with certain accredited investors (the “Series H Investors”), pursuant to which it agreed to sell to the Series H Investors in a private placement (the “Private Placement”) (i) an aggregate of 7,000 shares of the Company’s newly-designated Series H Convertible Preferred Stock (the “Series H Preferred Stock”), with a par value of $0.001 per share and a stated value of $1,000 per share, initially convertible into up to 1,400,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at an initial conversion price of $5.00 per share and (ii) warrants to acquire up to an aggregate of 1,400,000 shares of Common Stock at an exercise price of $5.00 per share. In addition, as previously reported in the September 2025 Form 8-K, on September 2, 2025, the Company entered into a Membership Interest Purchase Agreement, by and among the Company, LPU Holdings LLC (“LPU”) and the members of LPU identified on the signature pages attached thereto (the “Sellers”), pursuant to which the Company agreed to acquire 100% of the membership interests (the “Membership Interests”) of LPU from the Sellers. As consideration for the Membership Interests, the Company agreed to deliver to the Sellers that number of shares of the Company’s Series I Convertible Preferred Stock (“Series I Preferred Stock”) that is convertible into a number of shares of Common Stock equal to 747,362, subject to certain conversion limitations. The transactions contemplated by the MIPA and the Series H Purchase Agreement each closed on September 4, 2025.

On September 4, 2025, the Company filed (i) the Certificate of Designations of Series I Preferred Stock with the Secretary of State of the State of Delaware (the “Series I Certificate of Designations”), thereby creating the Series I Preferred Stock, and (ii) the Certificate of Designations of Series H Preferred Stock with the Secretary of State of the State of Delaware (the “Series H Certificate of Designations”), thereby creating the Series H Preferred Stock. The Series I Certificate of Designations and the Series H Certificate of Designations each became effective with the Secretary of State of the State of Delaware upon filing.

In addition, as previously reported in the September 2025 Form 8-K, on September 2, 2025, the Company entered into an Omnibus Amendment Agreement with the Required Holders (as defined in each of (i) the Amended and Restated Certificate of Designations of the Series F Convertible Preferred Stock (the “Series F Certificate of Designations”) and (ii) the Certificate of Designations of the Series F-1 Convertible Preferred Stock (the “Series F-1 Certificate of Designations”)), pursuant to which, the Required Holders agreed to (i) amend and restate the Series F Certificate of Designations by filing a Second Amended and Restated Certificate of Designations of the Series F Preferred Stock (the “Second Amended and Restated Series F Certificate of Designations”) with the Secretary of State of the State of Delaware, and (ii) amend and restate the Series F-1 Certificate of Designations by filing an Amended and Restated Certificate of Designations of the Series F-1 Preferred Stock (the “Amended and Restated Series F-1 Certificate of Designations”) with the Secretary of State of the State of Delaware.

On September 4, 2025, the Company filed each of the Second Amended and Restated Series F Certificate of Designations and the Amended and Restated Series F-1 Certificate of Designations with the Secretary of State of the State of Delaware, thereby amending each of the Series F Certificate of Designations and Series F-1 Certificate of Designations to (i) extend the maturity date of each of Series F Convertible Preferred Stock and Series F-1 Convertible Preferred Stock to March 2, 2027, and (ii) remove the amortization payments and related terms and covenants. The Second Amended and Restated Series F Certificate of Designations and the Amended and Restated Series F-1 Certificate of Designations each became effective with the Secretary of State of the State of Delaware upon filing.

The foregoing descriptions of the Series H Certificate of Designations, the Second Amended and Restated Series F Certificate of Designations, the Amended and Restated Series F-1 Certificate of Designations and the Series I Certificate of Designations do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 3.1, 3.2, 3.3 and 3.4 respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The matters described in Item 3.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The matters described in Item 3.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 7.01. Regulation FD.

On September 4, 2025, the Company issued a press release announcing the closing of the Private Placement. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 to this Current Report on Form 8-K, and in Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Designations of Series H Convertible Preferred Stock
3.2	Second Amended and Restated Certificate of Designations of Series F Convertible Preferred Stock of TNF Pharmaceuticals, Inc.
3.3	Amended and Restated Certificate of Designations of Series F-1 Convertible Preferred Stock of TNF Pharmaceuticals, Inc.
3.4	Certificate of Designations of Series I Convertible Preferred Stock.
99.1	Press Release dated September 4, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNF PHARMACEUTICALS, INC.

Date: September 10, 2025	By:	/s/ Joshua Silverman
Joshua Silverman
Executive Chairman